Addendum

THIS ADDENDUM (“Addendum”) effective as of October 4, 2006.

BETWEEN

(1) ELECTRUM CAPITAL INC.
(2) SNRA MARIA DE LOS ANGELES VALVERDE
(3) HEMIS CORPORATION

WHEREAS:

(A)	The parties have entered into a binding Letter Of Intent signed on September 7, 2006 with respect to an interest in the Centela Properties as defined therein (“LOI”).

(B)	The parties wish to change the commencement date of the LOI.

THIS AGREEMENT WITNESSES that the parties have agreed that:

1.	For the purposes of the LOI, the commencement date referred to throughout shall be October 6, 2006.

2.	All other provisions in the LOI shall remain in full force and effect.

3.	This Addendum shall enure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF this Addendum has been executed by the parties to it, the day, month and year first written.

ELECTRUM CAPITAL INC

     /s/ Alan Carter
By: Alan Carter, President

     /s/ M. Valverde Guzman
Snra Maria de Los Angeles Valverde Guzman

HEMIS CORPORATION

     /s/ Norman Meier
By: Norman Meier, President